UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2013

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7 Great Valley Parkway Suite 300 Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 232-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2013 by NuPathe Inc. (the “Company”) in connection with the Company’s entering into an Agreement and Plan of Merger (the “Merger Agreement”) with Endo Health Solutions Inc., a Delaware corporation (“Parent”), and DM Merger Sub Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Parent, in order to correct the press release issued on December 16, 2013 to include information unintentionally omitted from the “About the Tender Offer” section.

Item 8.01.  Other Events.

On December 16, 2013, the Company issued a joint press release announcing the Merger Agreement. A copy of the press release issued is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where to Find It

THE TENDER OFFER DESCRIBED IN THIS DOCUMENT HAS NOT YET COMMENCED. THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF THE COMPANY.

At the time the offer is commenced, an affiliate of Parent will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

The Offer to Purchase, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all stockholders of the Company at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the Commission’s web site at www.sec.gov. Free copies of these materials and certain other offering documents will be made available by the information agent for the offer.

COMPANY STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

Forward-Looking Statements

This filing contains information that includes or is based on “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are based on current expectations of future events. Also, statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” or similar expressions are forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Parent’s and the Company’s expectations and projections. Risks and uncertainties include the degree to which, if any, that the transaction will be accretive to Parent, whether Parent will be able to launch ZECUITY on schedule, whether any of the net sales milestones for ZECUITY will be achieved, the satisfaction of closing conditions for the acquisition, including any required clearance under the Hart-Scott-Rodino Antitrust Improvements Act and receipt of certain other regulatory approvals for the transaction, the tender of a majority of the outstanding shares of common stock of the Company on a fully-diluted basis, and the possibility that the transaction will not be completed; general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2013, and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the SEC on November 5, 2013 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC on March 27, 2013 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the SEC on November 14, 2013, as well as the tender offer documents to be filed by Parent, and the Solicitation/Recommendation Statement to be filed by the Company. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.endo.com, www.nupathe.com or on request from Parent or the Company. Neither Parent nor the Company undertakes to update any forward-looking statements as a result of new information or future events or developments.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.2	Press release issued on December 16, 2013

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

Date: December 16, 2013	By:	/s/ Keith A. Goldan
Keith A. Goldan Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.2	Press release issued on December 16, 2013